UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 1, 2006

Date of Report

(Date of earliest event reported)

CORE-MARK HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51515	20-1489747
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

395 Oyster Point Boulevard, Suite 415, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

(650) 589-9445

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On December 1, 2006, Ms. Stacy Loretz-Congdon became Senior Vice President and Chief Financial Officer of Core-Mark Holding Company, Inc. (the “Company”). Ms. Loretz-Congdon succeeds James E. Wall, who has served as the Company’s Chief Financial Officer since September 2004 and previously announced his intention to retire. Ms. Loretz-Congdon will receive an annual base salary of $260,000 and will be eligible for a potential bonus of up to 80% of her base salary pursuant to the Company’s Annual Incentive Bonus Program. In addition, Ms. Loretz-Congdon received a grant of 7,500 restricted stock units which vest over three years.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2006

CORE-MARK HOLDING COMPANY, INC.

By:	/s/ J. Michael Walsh
Name:	J. Michael Walsh
Title:	Chief Executive Officer

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